Exhibit 99.1
Hercules Offshore
Monthly Rig Fleet Status Report
as of
October 27, 2009

					Contract (2)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
Domestic Offshore

1	Hercules 120	120’ — MC, TD	GOM	Chevron	27-29	246	06/30/10
2	Hercules 150	150’ — ILC, TD	GOM	Hilcorp Energy XXI	34-36 28-30	17 15	11/13/09 11/28/09
3	Hercules 173	173’ — MC, TD	GOM	Chevron	27-29	246	06/30/10
4	Hercules 200	200’ — MC, TD	GOM	Ready Stacked
5	Hercules 201	200’ — MC, TD	GOM	Stone Energy	28-30	31	11/27/09
6	Hercules 202	200’ — MC, TD	GOM	Century	29-31	54	12/20/09
7	Hercules 204	200’ — MC, TD	GOM	Apache	29-31	19	11/15/09	Contract commenced 10/11/09
8	Hercules 250	250’ — MS, TD	GOM	Warm Stacked
9	Hercules 253	250’ — MS, TD	GOM	Tana	64-66 74-76 64-66	5 32 20	11/01/09 12/03/09 12/23/09
10	Hercules 257	250’ — MS, TD	GOM	ADTI/Contango	28-30	42	12/08/09
11	Hercules 350	350’ — ILC, TD	GOM	Energy XXI Shipyard Chevron	44-46 49-51	— 239	10/27/09 11/03/09 06/30/10	On location UWILD at zero dayrate
					Average	88	days

12	Hercules 75	Submersible, TD	GOM	Cold Stacked 01/09
13	Hercules 77	Submersible, TD	GOM	Cold Stacked 01/09
14	Hercules 78	Submersible, TD	GOM	Cold Stacked 01/09
15	Hercules 85	85’ — ILS, TD	GOM	Cold Stacked 01/09
16	Hercules 101	100’ — MC, TD	GOM	Cold Stacked 01/09
17	Hercules 152	150’ — MC, TD	GOM	Cold Stacked 05/09
18	Hercules 153	150’ — MC, TD	GOM	Cold Stacked 01/09
19	Hercules 203	200’ — MC, TD	GOM	Cold Stacked 06/09				Continuing obligation from Energy XXI for approximately 35 days at $81-83K dayrate will be assigned to another rig; actual days remaining will be adjusted upon completion of Hercules 150 and Hercules 350 contracts with Energy XXI
20	Hercules 207	200’ — MC, TD	GOM	Cold Stacked 01/09
21	Hercules 211	200’ — MC Workover	GOM	Cold Stacked 01/09
22	Hercules 251	250’ — MS, TD	GOM	Cold Stacked 04/09
23	Hercules 252	250’ — MS, TD	GOM	Cold Stacked 05/09

Hercules Offshore
Monthly Rig Fleet Status Report
as of
October 27, 2009

					Contract (2)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
International Offshore
1	Hercules 170	170’ — ILC, TD	Bahrain	Warm Stacked
2	Hercules 156	150’ — ILC, TD	Gabon	Warm Stacked
3	Hercules 185	150’ — ILC, TD	Angola	Angola Drilling Company Ltd	149-151	437	01/07/11	Currently on standby dayrate in the $145-150K range
4	Hercules 205	200’ — MC, TD	Mexico	PEMEX	58-60	—	10/27/09	Negotiating short term extension through year-end
5	Hercules 206	200’ — MC, TD	Mexico	Ready Stacked				Preparing to transport to U.S. Gulf of Mexico for cold stack
6	Platform 3	Platform, TD	Mexico	PEMEX	62-64	40	12/06/09	Negotiating short term extension through year-end
7	Hercules 258	250’ — MS, TD	India	ONGC	109-111	585	06/04/11
8	Hercules 260	250’ — ILC, TD	India	ONGC	142-144	519	03/30/11
9	Hercules 208	200’ — MC, TD	Malaysia	Murphy	109-111	668	08/26/11
10	Hercules 261	250’ — ILC, TD	Saudi Arabia	Saudi Aramco	136-138	703	09/30/11
11	Hercules 262	250’ — ILC, TD	Saudi Arabia	Saudi Aramco	127-129	703	09/30/11
					Average	332	days

Hercules Offshore
Monthly Rig Fleet Status Report
as of
October 27, 2009

					Contract (2)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
US Inland Barges

1	Hercules 17	Posted — 3000 hp, TD	US Inland Gulf Coast	PPI/Tri C	14-16	14	11/10/09
2	Hercules 41	Posted — 3000 hp, TD	US Inland Gulf Coast	TPIC Castex	20-22 14-16	2 70	10/29/09 01/07/10
3	Hercules 49	Posted — 3000 hp, TD	US Inland Gulf Coast	JGC	15-17 14-16	27 20	11/23/09 12/13/09
					Average	44	days

4	Hercules 01	Conv — 2000 hp	US Inland Gulf Coast	Cold Stacked 10/08
5	Hercules 09	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 05/09
6	Hercules 11	Conv — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 02/09
7	Hercules 15	Conv — 2000 hp	US Inland Gulf Coast	Cold Stacked 12/08
8	Hercules 19	Conv — 1000 hp	US Inland Gulf Coast	Cold Stacked 01/09
9	Hercules 27	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
10	Hercules 28	Conv — 3000 hp	US Inland Gulf Coast	Cold Stacked 05/08
11	Hercules 29	Conv — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
12	Hercules 46	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
13	Hercules 48	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
14	Hercules 52	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
15	Hercules 55	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
16	Hercules 57	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
17	Hercules 64	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09

(1)	Rigs with a Customer named are under contract while rigs described as “Ready Stacked” are not under contract but generally are ready for service. Rigs described as “Warm Stacked” may have a reduced number of crew, but only require a full crew to be ready for service. Rigs described as “Cold Stacked” are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig. Rigs described as “Shipyard” are undergoing maintenance, repairs, or upgrades and may or may not be actively marketed depending on the length of stay in the shipyard.

(2)	Contract dayrates shown in the table above are full contract operating dayrates, although the average dayrate over the term of the contract will be lower and could be substantially lower. Lower dayrates typically apply when the rig is under contract but not fully operating, including periods when the rig is moving, waiting on weather, on standby, down for repairs or maintenance or during other operational delays or events of force majeure. In certain cases under our Inland Barge contracts dayrates include revenue for other vessels and services provided by Delta Towing. The dayrates do not include lump sum amounts reimbursable from the client, bonuses that are considered revenue under generally accepted accounting principles, or revenue already included in other Hercules business segments.

(3)	Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

Hercules Offshore
Liftboat Fleet Status Report
for the month ended
September 30, 2009

Leg Length/		Actively	Revenue Per
Liftboat Class	Total Number	Marketed	Day Per	Operating
(Feet)	of Liftboats	Liftboats(1)	Liftboat(2)	Days	Utilization(3)	Comments
Gulf of Mexico
230	2	2	$18,494	57	95%
190-215	3	3	13,416	60	67%	One vessel in drydock in September and October
170	1	1	9,740	21	70%
140-150	6	6	8,176	102	57%
120-130	14	13	6,037	274	70%	One vessel in drydock in September
105	15	13	4,701	297	76%	Two vessels in drydock in September and two in October

Sub-total/Average	41	38	$7,334	811	71%

International
260	1	1	50,242	30	100%
230	1	0	—	—	0%	Transferring from GOM
170-215	7	4	36,778	60	50%	One vessel in drydock in September and October, three vessels transferring from GOM
140-150	4	4	17,517	102	85%	One vessel in drydock in September and October
120-130	7	7	10,828	150	71%	One vessel in drydock in October
105	4	4	9,017	7	6%

Sub-total/Average	24	20	$20,596	349	58%

Total/Average	65	58	$11,324	1,160	67%

Note: The company is currently mobilizing the 230’ class Tiger Shark, the 200’ class Cutlassfish and Creole Fish and the 175’ class Mako to West Africa. The vessels departed the U.S. GOM in early October and are expected to arrive in late October at a cost of approximately $6 million. The Cutlassfish has secured a contract at a dayrate in the $39,000 to $41,000 range and is expected to commence operations in mid-to-late November. The contract is scheduled to terminate on June 30, 2010. The company did not obtain signed contracts on the remaining vessels prior to their departure, therefore, their associated transportation costs will be expensed in the fourth quarter of 2009. The vessels will also undergo various upgrades for approximately $2 million and are expected to be available for work between November 2009 and January 2010.

(1)	Actively marketed GOM liftboats excludes two cold-stacked 105’ class liftboats and one cold-stacked 130’ class liftboat; actively marketed International liftboats include one 175’ class liftboat, two 200’ class liftboats and one 230’ class liftboat that are mobilizing to West Africa during October

(2)	Includes reimbursables.

(3)	Utilization is defined as the total number of operating days in the period as a percentage of the total number of calendar days in the period our liftboats were actively marketed.
The information herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning estimated contract expiration dates, dayrates, estimated dates for completion of repairs and upgrades and commencement dates of new contracts. Such statements are subject to a number of risks, uncertainties and assumptions, including, without limitation, early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, operational difficulties, shipyard and other delays and other factors described in Hercules’ annual report on Form 10-K and its most recent periodic reports and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s website at www.sec.gov or the company’s website at www.herculesoffshore.com. Hercules cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.